AUXILIUM
Innovations for Life™
50 VALLEY STREAM PARKWAY
AUXILIUM

1 January 2011 (NASDAQ: AUXL) Exhibit 99.2

Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The
Private Securities Litigation Reform Act of 1995, including statements regarding: the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s products and product candidates, including those for the treatment of Peyronie’s disease and Frozen Shoulder syndrome; the size and development of the Dupuytren’s market in the U.S., the EU and the rest of the world; the potential for XIAFLEX to become the standard of care for
Dupuytren’s contracture; the potential for XIAFLEX to be used in multiple indications; the effect of the identified leading indicators on the success of the
XIAFLEX launch and future net revenues; the ability to obtain reimbursement in the U.S. for XIAFLEX for the treatment of Dupuytren’s; the timing of new reimbursement codes for XIAFLEX and the effect of the reimbursement process on the success of the XIAFLEX launch; physicians and sites that are moving from test drive to increasing usage; the generation of cash through licensing of XIAFLEX in other territories and for new indications; the timing and likelihood of approval of the Marketing Authorization Application for XIAFLEX for the treatment of Dupuytren’s contracture in the European Union, and timing and likelihood of success of launch, if approved; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the likelihood of generic competition in the testosterone replacement therapy gel market; competitive developments affecting the Company’s products and product candidates, including generic competition in the testosterone replacement therapy market; the scope, timing, methodology, endpoints, safety, execution and results of the phase III studies for XIAFLEX for the treatment of Peyronie’s disease; the size of the Peyronie’s market and any increase in treatment for
Peyronie’s; business development efforts and opportunities to build out the Company’s pipeline; the Company’s development and operational goals and strategic priorities for 2011, including building out its pipeline in specialty therapeutic areas; the ability to fund future operations; the opportunities and strategies to build shareholder value; the Company’s expected financial performance during 2011 and financial milestones that it may achieve for 2011, including 2011 XIAFLEX U.S. net revenues and Pfizer royalty and contract revenues; and the likelihood or timing of the Company becoming profitable.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,”
“could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements.  Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's
Annual Report on Form 10-K for the year ended December 31, 2009 and in Auxilium’s Quarterly Report on Form 10-Q for the period ended September 30,
2010 under the heading “Risk Factors,” which are on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.”  There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.  Therefore, you should not rely on any such factors or forward-
looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation.  The Company anticipates that subsequent events and developments will cause the Company’s assessments to change.  However, while the
Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.
These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Shareholder Value

AUXILIUM

Innovations for Life™

Our Strategy Is to Become a Highly Profitable
and Sustainable Biopharmaceutical Company
Maximize Value of
Testim and XIAFLEX
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas

AUXILIUM Innovations for Life™	AUXILIUM Innovations for Life™
AUXILIUM Innovations for Life™	paladin
Pfizer	FERRING PHARMACEUTICALS

AUXILIUM

Innovations for Life™

XIAFLEX and Testim Are Global Product Opportunities U.S. Canada EU ROW Open Open Territory XIAFLEX Testim 4

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Net Revenue (000's)
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Testim Net Revenue
XIAFLEX Net Revenue

AUXILIUM

Innovations for Life™

Auxilium Has a 6 Year Net Revenue CAGR of 40.2% 4Q10 XIAFLEX Net Revenues $8.4M (including $7.3M in U.S. revenues) 4Q10 Testim Net Revenues $53.4M, 13.3% y/y growth 5

XIAFLEX®

collagenase clostridium histolyticum

PARADIGM CHANGING TREATMENT

collagenase clostridium histolyticum
XIAFLEX
0.9 mg per vial
for injection
for intralesional use
Sterile Diluent

AUXILIUM

Innovations for Life™

6

• Excessive collagen in fascia of hand
• Nodules or pits are an early, active
presentation
• Rope-like cords develop in the finger
and result in contractures
• Quality of life and daily activities
affected
• Surgery has been reserved for
advanced disease due to the nature of
the disease, unpredictable results,
complications, long recovery time and
recurrence/additional surgeries
Dupuytren’s Contracture Is Debilitating for Patients
and Surgery Has Been the Standard of Care
Immediately post-operative
Intra-operative open fasciectomy
Pictures
courtesy
of Dr.Clayton Peimer
pre-operative open fasciectomy

We Believe XIAFLEX Is a Paradigm
Changing Treatment
• Simple, non-invasive injection of XIAFLEX
• Established mechanism of action and selective for specific types of collagen
• XIAFLEX’s post-approval profile is consistent with clinical trial experience
Pre XIAFLEX injection 30 days following XIAFLEX
injection

Strategy for Establishing XIAFLEX as the
Standard of Care
• Disseminate excellent clinical efficacy and safety data
• Facilitate peer to peer dialogue
• Educate patients on a non-invasive option
• Smooth the reimbursement process
• Activate a critical mass of experienced prescribers

XIAFLEX Launch Strategy is Tailored to
Customer Needs
• ~ 6,000 target physicians
– Hand surgeons, plastic surgeons, orthopedic
surgeons, general surgeons, rheumatologists
• ~ 100 field based personnel
– Sales reps, sales managers, and reimbursement
specialists
• Medical science liaisons
– Key opinion leader and regional opinion leader
support

We Believe the U.S. Dupuytren’s Opportunity Is
Significant
70,000 Surgical
2,3,4
Patients Annually
300,000 Diagnosed
Patients Annually
2,3,4
>1 Million Diagnosed
Patients
2,4
1. Dupuytren’s Disease – Tubiana, LeClerq, Hurst, Badalamente, Mackin
2. SDI Claims Data Based Projections
3. Medicare Data Based Projections (BESS database used, Medicare 5% database also used to validate numbers)
4. Auxilium Research (Patient Segmentation, Forecast Research, WK/AMA Databases)
Sources:
$1 Billion Annual
Market Opportunity
>$3 Billion Market
Opportunity
$350 Million
Market
Opportunity

PHYSICIAN ENROLLMENTS
SITES ENROLLED
UNIQUE SITES ORDERING
2500
2000
1500
1000
500
0
597
1131
1420
1628
1747
1854
1994
2097
2202
2306
393
751
951
1111
1210
1301
1424
1511
1615
1696
15
58
134
235
333
419
500
577
671
774
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

AUXILIUM
Innovations for Life™

12 Enrollment and Sites that Have Ordered XIAFLEX Are Trending Positively

2500
2000
1500
1000
500
0
53
632
1464
2356

AUXILIUM

Innovations for Life™

We Believe that Quarterly XIAFLEX Unit Sales Growth Increased Steadily in 2010 1Q10 2Q10 3Q10 4Q10 13

Number of Sites
0
50
100
150
200
250
300
350
400
1-2 Injections
3-10 Injections
11+ Injections
Dec (774 Sites)
Nov (671 Sites)
Oct (577 Sites)
Sep (500 Sites)
Aug (419 Sites)
Jul (333 Sites)
Jun (235 Sites)
May (134 Sites)
Apr (58 Sites)
Mar (15 Sites)
387
346
322
295
264
225
166
103
41
10
286
250
198
165
127
91
61
25
15
4
101
75
57
40
28
17
8
6
2
1

AUXILIUM
Innovations for Life™

14 Sites Are Increasing XIAFLEX Usage Injections per Site

We Expect the Global Dupuytren’s Market to
Develop in 2011 and 2012
U.S.
• XIAFLEX specific J-code J0775 effective Jan. 1
• U.S. CPT code guidance expected for Jan. 2012
• Increasing peer to peer dialogue programs for U.S.
physicians
• Targeted U.S. patient education campaign planned
ROW
• Pfizer launches XIAFLEX in EU for Dupuytren’s
following expected Q1 2011 approval

16 XIAFLEX Revenue Guidance for 2011 U.S. Net Revenues $50 – $60 million Pfizer Royalties & Contract Revenues $5 – $7 million Total Revenues $55 – $67 million

NDC 66887-001-05
Testim™ 1% CIII
(testosterone gel)
Contains 50 mg testosterone per 5 g tube.
Rx Only

AUXILIUM
Innovations for Life™

Testim ® 1% Testosterone Gel
• Indicated for testosterone replacement therapy in adult
males for hypogonadism
• Launched in U.S. in 2003 and EU in 2006
• >7 yrs of use with established safety and efficacy
> ~100M daily doses since launch
> 16 clinical studies involving approx. 1,800 patients
• Applied once daily at 5-10mg
> 90% stay on starting dose of 5mg (one tube)
> Simple application process

Hypogonadism Is an Unmet Need and
Under-penetrated Market
• 39% of U.S. males over 45 yrs are
hypogonadal
>Less than 10% of affected population
receives treatment
• Increasing physician and patient education
and awareness should result in increased
treatment
1
Mulligan T. et al. Int J. Clin Pract
2006
1

Gels Continue to Drive Significant Growth in
TRT Marketplace
Source: IMS data
$35
$117
$198
$281
$334
$371
$439
$545
$685
$892
$1,025
$49 $59
$77
$118
$210
$302
$390
$451
$483
$554
$663
$810
$1,041
0
200
400
600
800
1,000
1,200
1,400
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Nov
Gel Patch Oral Injectables
($ in millions)
Gel Segment Growth ($)
Nov 2010 L12M:
29.3%
($ in millions)
Gel Segment Growth ($)
Nov 2010 L12M:
29.3%
($ in millions)
Gel Segment Growth ($)
Nov 2010 L12M:
29.3%
($ in millions)
Gel Segment Growth ($)
Nov 2010 L12M:
29.3%
$1,185

Testosterone Replacement Therapy Landscape
is Changing
• New competition in 2011 should help
increase overall market
– Axiron 2% solution
– Fortesta 2% gel
– Androgel 1.6% gel seeking approval
• Expected further increase in physician and
patient education and awareness

Delivering on Current Pipeline
PRODUCT LATE RESEARCH      PRE-CLINICAL           PHASE I           PHASE II           PHASE III              MARKET
TESTIM® GEL
XIAFLEX®
XIAFLEX®
XIAFLEX®
Hypogonadism
Dupuytren’s contracture
Peyronie’s disease
Frozen Shoulder Syndrome

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

AUXILIUM
Innovations for Life℠

1
Smith BH. Am J Clin
Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
• Scarring phenomenon affecting the
tunica albuginea
• Plaques show excessive collagen deposition
• Potential Symptoms
> Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
> May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
Peyronie’s disease Is a Devastating Disorder
with No Approved Therapies
1
2

1
Bella  A. Peyronie’s Disease J Sex Med 2007;4:1527–1538
2
Lue TF, et al. Summary of the recommendations on sexual dysfunctions in men. J Sex Med 2004;1:6–23.
3
Mulhall JP, et al. Subjective and objective analysis of the prevalence of Peyronie’s disease in a population of men presenting for prostate cancer screening. J Urol 2004;171:2350–3.
4
Smith BH. Am J Clin Pathol. 1966;45:670-678.
5
Lindsay MB, J Urol.
1991;146:1007-1009.
6
Nyberg L, J Urol.128: 48, 1982
• Prevalence of Peyronie’s disease is estimated to be approximately
5% in adult men 1,2,3
> Actual prevalence may be higher, based on autopsies 4
• Prevalence rate increases with age
> The average age of disease onset is 53 years 5
• High association with other diseases such as:
> Diabetes, erectile dysfunction (ED), Dupuytren’s contracture, plantar fascial contracture, tympanosclerosis, gout, and Paget’s disease 6
We believe Peyronie’s Disease Is Under-
diagnosed and Under-treated

Peyronie’s Disease Phase III Development
Program
Study Type
~ #
Subjects
Sites
XIAFLEX:
Placebo
Duration
AUX-CC-803
Double-blind,
placebo controlled
300
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-804
Double-blind,
placebo controlled
300
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-802
Open Label 250
12 US
6 NZ
18 EU
N/A 36 Wks
AUX-CC-805
Pharmacokinetics
16 1 US N/A 4 Wks
XIAFLEX 0.58 mg
Two injections per treatment cycle
24 to 72 hours between injections
Penile plaque modeling following each cycle
Up to 4 cycles at 6 week intervals
Co-primary endpoints of disease bother and penile curvature

We Believe Changes to the Phase IIb Trial Design
Should Increase the Chance of Success in Phase III
• 4 cycles of therapy in the phase III trial
• All patients receive modeling in the phase III trial
• All patients must have greater than 12 months of
disease since diagnosis to enter the phase III trial
Mean net improvements in phase IIb penile
curvature and bother domain for modeling
arm would have met statistical significance
using phase III co-primary endpoint
requirements

Business Development Efforts Focused on
Building Out Pipeline
• Leverage current infrastructure of Testim and
XIAFLEX field forces with marketed products
• Seeking Phase II and later assets in Urology,
Endocrinology, Rheumatology, and Orthopedics
• Niche products with specialty physician call
points also represent development opportunities

Q4 ’10       Growth 2010 Growth
($ Millions)
vs. 2009 Full Year      vs. 2009
Testim U.S. $52.1 23.3%          $190.0          25.0%
Testim Ex U.S. & Contract      $1.3           (73.7%) $3.0 (64.2%)
Testim Total $53.4 13.3%          $193.0          20.3%
XIAFLEX U.S.      $7.3 - $14.1 -
XIAFLEX Contract $1.1 22.1% $4.3 22.1%
XIAFLEX Total $8.4 845.0% $18.4 416.7%
Total Revenues $61.8 28.7% $211.4 28.9%
2010
Preliminary
Net Revenue
Cash as of 9/30/2010 = $142.4 million

Strategic Priorities in 2011
• Maximize XIAFLEX net revenues for Dupuytren’s contracture in the U.S.
• Support Pfizer in the launch of Dupuytren’s contracture in the
EU
• Enroll Peyronie’s disease phase III clinical program
• Projected double-blind study enrollment to be completed in 1Q11
• Phase III studies top-line results anticipated in 1H12
• Advance XIAFLEX new indication(s)
• Maximize global Testim revenues

Shareholder Value

AUXILIUM

Innovations for Life℠

Our Strategy Is to Become a Highly Profitable
and Sustainable Biopharmaceutical Company
Maximize Value of
Testim and XIAFLEX
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas